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                           LOAN AND SECURITY AGREEMENT

                            DATED: As of July 1, 1996

                                 BY AND BETWEEN

                       NATURAL GAS VEHICLE SYSTEMS, INC.,
                             A Delaware Corporation,
                                    Borrower

                                      -And-

                                  PAUL S. DOPP,
                                     Lender

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

     THIS LOAN AND SECURITY AGREEMENT (together with any written amendments, supplements or modifications hereof or hereto from time to time, hereinafter referred to as this "Agreement"), is dated as of the 1st day of July, 1996, by and between NATURAL GAS VEHICLE SYSTEMS, INC., a Delaware corporation, having its principal place of business at 5580 Cherry Avenue, Long Beach, California 90805 (together with its successors and assigns, hereinafter referred to as the "Borrower") and PAUL S DOPP, residing at 58 Lyons Place, Basking Ridge, New Jersey 07920 (together with his heirs and assigns, hereinafter referred to as the "Lender").

                                   WITNESSETH

     WHEREAS, the Borrower has requested that the Lender provide it with a loan in the principal amount of FOUR HUNDRED THOUSAND DOLLARS ($400,000.00) (hereinafter referred to as the "Loan"); and

     WHEREAS, the Lender has agreed to make the Loan in accordance with the terms and provisions of this Agreement and evidenced by that certain Promissory Note dated on the Closing Date (hereinafter defined) in the principal amount of FOUR HUNDRED THOUSAND DOLLARS ($400,000.00)(hereinafter referred to as the "Note").

     NOW, THEREFORE, in consideration of the Lender's willingness to make the Loan to the Borrower, and the Borrower's willingness to perform the duties of payment and performance set forth in this Agreement, as well as the mutual promises and covenants set forth herein, and desiring to be legally bound hereby, the parties hereto agree as follows:

                             ARTICLE I - DEFINITIONS

     In this Agreement, unless a different meaning clearly appears from the context, the following terms shall have the meanings herein specified:

     "Bankruptcy Code" shall mean Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time and any successor statute or statutes.

     "Borrower" shall have the meaning provided in the Preamble of this Agreement.

     "Business Day" shall mean any day excluding Saturday, Sunday and any day which shall be in New Jersey a legal holiday or a day on which banking institutions are authorized or required by law-or other government action to close.

     "Closing Date" shall mean the date on which this Agreement is executed and delivered by the Lender and the Borrower.


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

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, and all regulations, pronouncements or rulings issued in connection therewith.

     "Collateral" means the 1992 Autospin 15" CNC Cylinder Necking Machine lathe Model A.S.T. 13-80 with H.P. Electro Lodgic CNC Control and all attachments, substitutions, parts and supplies pertaining thereto, owned by the Borrower.

     "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

     "Event of Default" shall have the meaning provided in Section 7.1 of this Agreement.

     "Fiscal Year" means, with respect to the Borrower, each twelve month period ending on the 31st day of each December arising during the term of the Loan.

     "GAAP" shall mean United States generally accepted accounting principles as in effect from time to time.

     "Indebtedness" includes all items that in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date as of which debt is to be determined, or to which reference should be made by footnotes thereto, but also includes reimbursement obligations, guaranties, endorsements (other than endorsements for collection or deposit in the ordinary course of business), and other contingent obligations in respect of, or to purchase or otherwise acquire or advance funds on account of or otherwise service, obligations of others.

     "Interest Rate" means twelve percent (12%) per annum.

     "Lien" shall mean any mortgage, security interest, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same effect an any of the foregoing and the filing of any financing statement or similar instrument under the UCC or comparable law of any jurisdiction, domestic or foreign.

     "Loan Documents" means this Agreement, together with all Schedules hereto, the Note, and all other documents or instruments executed and/or delivered by either Borrower or Lender, or both, hereunder or thereunder or in connection herewith or therewith from time to time.

     "Material Adverse Effect" shall mean a material adverse effect upon (i) the business, operations, properties, assets, prospects or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, or the ability of the Borrower to perform, or of the Lender to enforce, any of the Obligations.


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     "Obligations" means (A) the full and timely payment of all amounts due under the Note and the other Loan Documents, when and as same shall become due in accordance with the terms hereof and thereof; and (B) the due and timely performance of all obligations and observance of all covenants of the Borrower thereunder and under the Note; and (C) the full and timely payment by Borrower of all amounts due under any document, instrument, or agreement executed in connection therewith.

     "Person" shall mean and include any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.

     "Subsidiary" of any Person shall mean and include (i) any corporation, 50% or more of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, or (ii) any partnership, association, joint venture or other entity in which such Person, directly or indirectly through Subsidiaries, is either a general partner or has a 50% or more equity interest at the time.

     "Termination Date" shall mean the earlier of November 30, 1996 or the date of the Lender's written notice to the Borrower that a Default or Event of Default has occurred under any of the Loan Documents.

     "UCC" shall mean the Uniform Commercial Code as in effect in any relevant jurisdiction from time to time.

                              ARTICLE II - THE LOAN

     Section 2.1. The Loan. Subject to the terms and conditions hereof, the Lender agrees to make the Loan to the Borrower on the Closing Date. The principal amount of the Loan, together with accrued interest thereon at the rate set forth hereinabove, shall be repaid in the following manner:

     a. Commencing on August 1, 1996, and continuing thereafter on the first
(1st) day of each succeeding calendar month (hereinafter the "Monthly Payment Date"), through and including November 1, 1996, the Borrower shall make payments of interest only, at the rate described hereinabove on the unpaid principal amount of the Loan.

     b. Thereafter on November 30, 1996 (hereinafter referred to as the "Balloon Payment Date") the Borrower shall make a final monthly payment consisting of the entire principal amount of the Loan together with accrued interest thereon calculated based on the rate of interest described above from the previous Monthly Payment Date through and including the Balloon Payment Date.

     Section 2.2. Cross Collateral/Cross Default. The Borrower acknowledges and agrees that, in consideration of the Loan and such other financial accommodations as the Lender has made in the past and/or may make to the Borrower in the future, the Collateral granted by the Borrower hereunder shall


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serve to collateralize any and all other Indebtedness of the Borrower to the
Lender, whether presently existing or hereafter arising, including without limitation, that certain debt in the principal amount of $600,000.00 evidenced by that certain Promissory Note dated April 4, 1996 executed by the Borrower for the benefit of Lender and pursuant to the terms of that certain Loan and Security Agreement dated April 4, 1996 by and between the Borrower and the Lender (hereinafter referred to as the "April Debt"); and the parties further agree that: (i) an "Event of Default" within the meaning of any loan agreement, note, security agreement or other document or instrument relating to the April Debt or any other Indebtedness of the Borrower to the Lender, whether presently existing or hereafter arising, shall constitute an "Event of Default" hereunder and under the Loan Documents; and (ii) that an "Event of Default" hereunder or under any of the Loan Documents, or any other documents or instrument executed and delivered by the Borrower to the Lender in connection therewith, shall constitute an "Event of Default" within the meaning of any such other loan agreement, note, security agreement or other document or instrument.

     Section 2.3. Method and Place of Payment. (A) Except as otherwise specifically provided in Section 2.1 hereof; all payments under this Agreement and the Note shall be made to the Lender on the date when due and shall be made in lawful money of the United States of America in immediately available funds to the Lender's office.

     (B) Whenever any payment to be made hereunder or under the Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension or, at the election of the Borrower, the Borrower may make such payment on the last Business Day preceding such non-Business Day and the applicable interest payments shall be calculated with respect to such Business Day.

     (C) All payments made by the Borrower hereunder and under the other Loan Documents shall be made irrespective of, and without any reduction for, any set off or counterclaims.

     Section 2.4. Payment of Legal Fee. As additional consideration for the making of the Loan, Borrower shall pay to the reasonable legal fees and disbursements of counsel to Lender, by issuance to said firm of by overnight express delivery service immediately after receipt by the Borrower of the proceeds of the Loan of a business check payable to the order of counsel to lender in the amount of such fees and disburesements.

                          ARTICLE III - THE COLLATERAL

     Section 3.1. The Collateral. As collateral security for the due and punctual payment of the Note and the performance by the Borrower of all of its Obligations to the Lender under this Agreement and each of the Loan Documents; and as collateral security for the Borrower's repayment of all sums due, and performance of all acts required, under any other loan and security agreement, note, or other document or instrument relating to any other Indebtedness of the Borrower to the


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Lender, whether presently existing or hereafter arising, the Borrower hereby grants to the Lender a first priority, security interest and lien in and to the Collateral.

                   ARTICLE IV - REPRESENTATIONS AND WARRANTIES

     In order to induce the Lender to enter into this Agreement, the Borrower makes the following representations and warranties as of the Closing Date which shall survive the execution and delivery of this Agreement and the Note.

     Section 4.1. Corporate Status. The Borrower (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged or presently proposes to engage, and (iii) has duly qualified and is authorized to do, business and is in good standing as a foreign corporation in every jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified.

     Section 4.2. Power and Authority. The Borrower has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Loan Documents and has taken any necessary corporate action to authorize the execution, delivery and performance by it of such Loan Documents. The Borrower has duly executed and delivered each such Loan Document, and each such Loan Document constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity.

     Section 4.3. No Violation. Neither the execution, delivery or performance by the Borrower of the Loan Documents, (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, or (ii) will conflict or be inconsistent with or result in any breach of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower (except pursuant hereto) pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which the Borrower is a party or by which it or any of its property or assets is bound or to which it may be subject, or (iii) will violate any provision of the Certificate of Incorporation and By-Laws of the Borrower.

     Section 4.4. Litigation. There are no actions, suits or proceedings pending or threatened (i) with respect to the Loan Documents, (ii) the making or the borrowing of the Loan contemplated in the Loan Documents, or (iii) that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     Section 4.5. Security Interest and Lien. This Agreement creates, as security for the Obligations, a valid and enforceable security interest in and a Lien on the Collateral, in favor of the


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Lender, and subject to no other security interest and Lien other than those set forth on Schedule 1 hereto. The security interest in and Lien on the Collateral in favor of the Lender are superior to and prior to the rights of all third parties except as set forth on Schedule 1 hereto. No further recordings or filings are or will be required in connection with the creation, perfection or enforcement of such security interest and Lien.

     Section 4.6. Tax Returns and Payments. The Borrower has filed all tax returns required to be filed by it and has paid all taxes and assessments payable by it which have become due, other than those not yet delinquent or those that are reserved against in accordance with GAAP which are being diligently contested in good faith by appropriate proceedings.

     Section 4.7. No Default. The Borrower is not in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound.

     Section 4.8. Licenses, etc. The Borrower has obtained and holds in full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals which are necessary or useful for the operation of its businesses as presently conducted.

     Section 4.9. Compliance with Law. The Borrower is in compliance with all laws, rules, regulations, orders, judgments, writs and decrees.

     Section 4.10. No Liens. No Lien exists upon any of the Collateral except for the prior Liens listed on Schedule 1 granted by the Borrower to the Persons listed thereon.

                              ARTICLE V - COVENANTS

     Section 5.1. Information Covenants, The Borrower will furnish to the
Lender:

     (A) Notice of Default or Litigation. Promptly and in any event within two
(2) Business Days after the Borrower obtained knowledge thereof, notice of (i) the occurrence of any Default or Event of Default, (ii) any litigation or governmental proceeding pending or threatened against the Borrower which could reasonably be expected to result in a Material Adverse Effect, and (iii) any other event, act or condition which could reasonably be expected to result in a Material Adverse Effect.

     (B) Monthly Financials. As soon as available and in any event within thirty
(30) days after the end of each of monthly period, a balance sheet of the Borrower as of the end of such period, and financial statements of the Borrower for such period, all in reasonable


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detail and all prepared in accordance with GAAP consistently applied and certified by the chief financial officer of the Borrower;

     (C) Annual financial statements. As soon as available the audited financial statements and balance sheets of the Borrower for fiscal year ending December 31, 1995 all in reasonable detail and all prepared in accordance with GAAP consistently applied and certified by the chief financial officer of the Borrower;

     (D) Other Information. From time to time, such other information or documents (financial or otherwise) as the Lender may reasonably request.

     Section 5.2. Maintenance of Insurance. The Borrower shall at all times during the term of this Agreement, maintain insurance on the property and assets of the Borrower with insurance companies then having a "Best's" rating of A+ or better or by companies otherwise satisfactory to the Lender, and in all cases licensed to do business in the State of California in such amounts, in such manner, and against such loss, damage or liability (including liability to third parties), as is customary with companies in the same or similar business and located in the same or similar areas. In all cases, insurance shall include:

     (i) Public liability insurance insuring against any and all liability or claims of liability arising out of, occasioned by, or resulting from any accident or otherwise resulting in or about any premises occupied by the Borrower, or resulting from any business activities conducted by the Borrower, in a minimum amount of $1,000,000.00.

     (ii) Property damage and broad form fire and extended coverage insurance in an amount not less than 100% of the full replacement cost of its principal place of business located in Long Beach, California, without depreciation and as to the Collateral and all of its other assets in an amount not less than $1,000,000.00 of primary coverage without deduction for depreciation or obsolescence, and insurance insuring against such other hazards, casualties and contingencies as the Lender may require;

    (iii) Necessary worker's compensation insurance and any insurance that may be required by law; and

     (iv) Business interruption insurance.

     Such insurance coverage may be affected under overall blanket or excess coverage policies of the Borrower and shall be for amounts sufficient to prevent the Borrower from being co-insurers within the terms of such policy. Each insurance policy maintained pursuant to this Section 5.2 other than public liability and working compensation insurance policies shall name the Lender as loss payee


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and additional insured, and Borrower shall provide an ACCORD Certificate of
Insurance to Lender within fifteen (15) days of the Closing Date which evidences such loss payee and additional insured status in favor of Lender. At least thirty (30) days prior to the expiration of any such policy, the Borrower shall furnish evidence satisfactory to the Lender that such policy has been renewed or replaced.

     In the event of any loss or damage to or taking or condemnation of Collateral, the proceeds of any insurance policy or condemnation award covering the same shall, as to their disposition, be and become the sole property and asset of the Lender, which shall have sole dominion and control thereof, and at the option of the Lender, shall be applied (1) to pay for the cost of making such repairs, restorations, reconstructions or replacements of the Collateral involved as are necessary to repair, restore or reconstruct said assets to substantially their condition immediately prior to such event or to a condition of at least equivalent value; or (2) prepay all or, to the extent that proceeds are insufficient to prepay all, to prepay a portion of the principal balance of the Loan together with all accrued interest thereon. Any such prepayment of the Note shall be applied first to accrued interest and then to principal. In the event of a public liability occurrence, the proceeds of any insurance policy covering the same shall be applied toward satisfaction of any liability resulting from such occurrence.

     Section 5.3. Certain Meetings. So long as the principal indebtedness evidenced by the Note shall be outstanding, Borrower shall invite Lender to attend every meeting of the Finance Committee and the Board of Directors of the Borrower and shall provide Lender with the same notice as provided to Board or Committee members for such purpose. In connection therewith, Lender shall execute and deliver for the benefit of the Corporation such undertakings and agreements as to confidentiality with respect to matters discussed or materials disclosed at any such meetings as may be requested from time to time by Borrower.

                         ARTICLE VI - NEGATIVE COVENANTS

     The Borrower covenants and agrees that on and after the Closing Date until the Obligations have been indefeasibly paid in full:

     Section 6.1. Restriction on Fundamental Changes. Borrower will not, and will not permit any Subsidiary to: (A) make any substantial change in its present business or engage in any activities apart from its present business;
(B) dissolve, merge or consolidate with or into any corporation or otherwise change its identity or corporate structure; (C) sell, lease, transfer, or otherwise dispose of all or any substantial part of its assets (except in the ordinary course of business), whether now owned or hereafter acquired; or (D) change its corporate name or the use of any trade names; or (E) change its chief executive office; or (F) change the location of the Collateral.

     Section 6.2. Leases; Capital Expenditures; Investments. Borrower shall not, and will not permit any Subsidiary to: (A) create, incur, assume, or suffer to exist any lease obligation other than lease obligations incurred in the ordinary course of business of Borrower and its Subsidiaries; (B)


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make any investment in, or make any loan or advance to, any person, partnership, or corporation, including officers, stockholders, or directors of Borrower; (C) purchase or otherwise invest in or hold securities, nonoperating real estate, or other nonoperating assets, except direct obligations of the United States of America or certificates of deposit or equivalent securities issued by Lender; or
(D) purchase or acquire obligations owed by others.

     Section 6.3. Certain Restrictions. The Borrower shall not, and shall not permit any Subsidiary or any Person controlling the Borrower to enter into any agreement (other than the Loan Documents) which restricts the ability of the Borrower or any Subsidiary to: (A) enter into amendments, modifications or waivers of the Loan Documents, (B) sell, transfer or otherwise dispose of its assets, (C) create, incur, assume or suffer to exit any Lien upon any of its property, (D) create, incur, assume, suffer to exist or otherwise become liable with respect to any Indebtedness, or (E) pay any dividend.

     Section 6.4. Year; Fiscal Quarter. The Borrower shall not, and shall not permit any of its Subsidiaries to, change its Fiscal Year or any of its fiscal quarters,

                         ARTICLE VII - EVENTS OF DEFAULT

     Section 7.1. Events of Default. Each of the following events, acts, occurrences or conditions shall constitute an Event of Default under this Agreement, regardless of whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation or law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body:

     (A) Failure to Make Payments. The Borrower shall default in the payment when due of any interest or principal on the Loan or in the payment when due of any other amounts owing hereunder.

     (B) Breach of Representation or Warranty. Any representation or warranty made by the Borrower herein or in any other Loan Document or in any certificate or statement delivered pursuant hereto or thereto shall prove to be false or misleading in any material respect on the date as of which made or deemed made.

     (C) Default Under Other Agreements. (i) The Borrower shall default in the payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of any amount owing in respect of any Indebtedness (other than the Obligations), or the Borrower shall default in the performance or observance of any obligation or condition with respect to any Indebtedness, or any other event shall occur or condition shall exist, if the effect of such default, event or condition is to accelerate the maturity of any Indebtedness, or any such Indebtedness shall become or be declared to be due and payable prior to its stated maturity other than as a result of a regularly scheduled payment; or (ii) any default or event of default shall occur under any Agreement to which the Borrower is a party.


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

     (D) Bankruptcy, etc. (i) The Borrower shall commence a voluntary case concerning itself under the Bankruptcy Code; or (ii) an involuntary case is commenced against the Borrower and the petition is not controverted within ten
(10) days, or is not dismissed within thirty (30) days, after commencement of the case; or (iii) custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the Collateral or other property of the Borrower or the Borrower commences any other proceedings under any reorganization, arrangement, adjustment of debt, relief for debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or there is commenced against the Borrower any such proceeding which remains undismissed for a period of thirty (30) days; or (iv) any order of relief or other order approving any such case or proceeding is entered; or (v) the Borrower is adjudicated insolvent or bankrupt; or (vi) the Borrower suffers any appointment of any custodian or the like for its or any substantial part of its property to continue undischarged or unstayed for a period of thirty (30) days; or (vii) the Borrower makes a general assignment for the benefit of creditors; or (viii) the Borrower shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or (ix) the Borrower shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or (x) the Borrower shall by any act or failure to act consent to, approve of or acquiesce in any of the foregoing; or (xi) any corporate action is taken by the Borrower for the purpose of effecting any of the foregoing.

     (E) Security. The security interest or Lien granted by the Borrower to the Lender shall for any reason cease to be in full force and effect, or shall cease to give the Lender the Liens, rights, powers and privileges purported to be created thereby including, without limitation, a perfected. priority security interest in, and Lien on, all of the Collateral in accordance with the terms thereof.

     (F) Judgment. One or more judgments or decrees in an aggregate amount of $25,000 or more shall be entered by a court or courts of competent jurisdiction against the Borrower (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage without reservation of such claim in writing) and (i) any such judgments or decrees shall not be stayed, discharged, paid, bonded or vacated within thirty (30) days, or (ii) enforcement proceedings shall be commenced by any creditor on any such judgments or decrees.

     (G) If in the Lender's reasonable judgment, the value of the Collateral so substantially deteriorates or diminishes, that the Lender reasonably deems the Obligations to be inadequately secured and Borrower, within two (2) days of notice by the Lender, neither (i) provides additional collateral, nor (ii) reduces the amount of the Obligation. Which action, in either such event, is satisfactory to the Lender.

     (H) Any loss, theft, or destruction of, or damage to, any substantial portion of the Collateral for which there is either no insurance coverage or for which, in the opinion of Lender, there is insufficient insurance coverage.

     (I) Occurrence of any Material Adverse Change in the business operations, properties or financial condition of Borrower or any Subsidiary.


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

     (J) Any levy, seizure or attachment upon any collateral by any third party.

     (K) Borrower shall in any material respect fail to comply with any statute, rule, regulation, ordinance, order or any law or judicial decree regarding Borrower or is premises or assets.

     Section 7.2. Rights and Remedies.

     (A) Upon the occurrence of any Event of Default, the principal balance of the Loan and any and all accrued interest thereon and any and all accrued fees and other Obligations shall automatically become immediately due and payable, all without presentment, demand, or protest or other requirements of any kind.

     (B) Borrower agrees that if an Event of Default hereunder or under the Note or under any Loan Document shall have occurred and be continuing, then, in addition to any other rights and remedies provided for herein or which may otherwise be available, the Lender may without any further demand, advertisement or notice (except as expressly provided for below or as may be required by mandatory provisions of law), exercise all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral), and in addition: (i) may apply the moneys, if any, then held by or on behalf of it as part of the Collateral to the Obligations, and (ii) may sell or otherwise dispose of the Collateral, or any part thereof, as hereinafter provided. Upon ten (10) days prior written notice to the Borrower, which notice Borrower acknowledges is sufficient, proper, and commercially reasonable, sell, lease or otherwise dispose of the Collateral, at any time and from time to time, in whole or in part, at public or private sale, without advertisement or notice of sale, all of which are hereby waived and apply the proceeds of any such sale: (x) first, to the expenses of the Lender in preparing the Collateral for sale, selling and the like, including, without limitation, reasonable attorneys' fees and expenses incurred by the Lender (including fees and expenses of any litigation incident to the foregoing); (y) second, to the complete satisfaction of all of the Obligations together with all interest accrued thereon; and (z) then, to pay any excess to the Borrower. Borrower hereby waives the benefit of any marshalling statute or similar legal doctrine and agree that the Lender may exercise its rights against the Collateral and apply the proceeds thereof to any of the Obligations in any order which the Lender, in its sole discretion, deems appropriate.

     Upon the occurrence and during the continuance of an Event of Default, the Lender shall have the right, at the expense of the Borrower, to enforce collection of any amounts payable under any agreement, instrument or other obligation, to instruct the obligor or obligors on any such agreement, instrument or obligation to make any payment required by the terms of such instrument or agreement directly to the Lender and require payment to the Lender of all such amounts, and to adjust, settle or compromise the amount or payment thereof in the same manner and to the same extent as the Borrower might have done. Upon the occurrence and during the continuance of an Event of Default, the Borrower shall, upon the instruction of the Lender, instruct the obligor or obligors on each such agreement, instrument or obligation to make any such payment to the Lender.

     (C) The Borrower agrees to pay all costs of the Lender (including, without limitation, attorneys' fees, expenses and disbursements) incurred in connection with the collection of the Obligations and the enforcement by the Lender of its rights hereunder.

     Section 7.3. Remedies Cumulative; No Waiver. Each and every right, power and remedy hereby given to the Lender shall be in addition to every other right, power and remedy specifically given under this Agreement or under any other Loan Document now or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Lender. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Lender in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereto.

     Section 7.4. Discontinuance of Proceedings. In case the Lender shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason, then and in every such case, the Borrower and the Lender shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Lender shall continue as if no such proceeding had been instituted.

                          ARTICLE VIII - MISCELLANEOUS

     Section 8.1. No Agreement as to Future Borrowing. The Lender expressly acknowledges and agrees that the Borrower's performance of its Obligations hereunder or under any Loan Document shall not give rise to any claim by the Lender or any third-party based on contract, implied contract, reliance or any other foundation in law or in equity that the Borrower shall be obligated to consummate or engage in negotiations for any borrowing or other transaction with the Lender, International Asset Recovery ("IAR"), any respective successor, assign or subsidiary of the Lender or IAR, or other third-party.

     Section 8.2. Payment of Expenses. The Borrower shall pay all reasonable out-of-pocket costs and expenses of the Lender in connection with the negotiation, preparation, execution and delivery of the Loan Documents and the documents and instruments referred to therein, the creation, perfection or protection of the Lender's Lien in the Collateral (including, without limitation, reasonable fees and expenses for lien searches and filing and recording fees), any amendment, waiver or consent relating to any of the Loan Documents (including, without limitation, reasonable fees and expenses for lien searches and filing and recording fees), any amendment, waiver of consent relating to any of the Loan Documents (including, without limitation, as to each of the foregoing, the reasonable fees and disbursements of counsel to the Lender any other consultants, advisors and attorneys retained by the

Lender, including such counsel as shall be an employee of the Lender or an affiliate of the Lender) and of the Lender in connection with the preservation of rights under, and enforcement of, the Loan Documents and the documents and instruments referred to therein or in connection with any restructuring or rescheduling of the Obligations (including, without limitation, the fees and disbursements of counsel for the Lender).

     Section 8.3. Notices. Any demand or notice required or permitted to be given hereunder shall be deemed effective when deposited in the United States mail, and sent by first-class, postage prepaid, by overnight courier, or by hand, addressed in each case to Lender or to Borrower at their respective address herein, or to such other address as either party shall designate for itself in writing to the other party.

     Section 8.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lender, all future holders of the Note and their respective successors, heirs and assigns, except that neither party to this Agreement may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other party.

     Section 8.5. Amendments and Waivers. The provisions of this Agreement or any other Loan Document may only be amended, supplemented, modified, waived, discharged or terminated by an instrument in writing (and not orally) signed by all parties hereto.

     Section 8.6. Certain Performances. If Borrower fails to perform any agreement contained herein, the Lender may upon the occurrence and continuance of any Event of Default itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by the Borrower on demand. It is expressly agreed, anything contained herein or in any other Loan Document to the contrary notwithstanding, that the Borrower shall remain liable to perform all of the obligations assumed by it with respect to the Collateral and the Lender shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Lender be required or obligated in any manner to perform or fulfill any of the Obligations of the Borrower under or with respect to any Collateral. The Lender shall not have any duty to take any steps to preserve rights against prior parties with respect to any instruments or chattel paper.

     Section 8.7. Law; Submission to Jurisdiction.

     (A) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW JERSEY.

     (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND ANY ACTION FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT IN THE

COURTS OF THE STATE OF NEW JERSEY OR OF THE UNITED STATES OF AMERICA FOR THE DISTRICT OF NEW JERSEY, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF, THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH IN THE PREAMBLE ABOVE, THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFOREMENTIONED ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, NOTHING HEREIN SHALL EFFECT THE RIGHT OF THE LENDER OR ANY HOLDER OF THE NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

     Section 8.8. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instruments.

     Section 8.9. Effectiveness. This Agreement shall become effective on the date on which all of the parties hereto shall have signed a counterpart hereof and shall have delivered the same to the Lender.

     Section 8.10. Headings Descriptive. The headings of the several Sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     Section 8.11. Marshalling Recapture. The Lender shall not be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations. To the extent the Lender receives any payment by or on behalf of the Borrower, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid, and is repaid, by the Lender to such Borrower or its estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the Obligations of the Borrower to the Lender as of the date such initial payment, reduction or satisfaction occurred.

     Section 8.12. Severability. In case any provision in or obligation under this Agreement or the Note or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     Section 8.13. Survival. All indemnities set forth herein, including without limitation as set forth in Section 7.2, shall survive the execution and delivery of this Agreement and the Note and the making and repayment of the Loan hereunder.

     Section 8.14. Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

                                           Borrower:

                                           NATURAL GAS VEHICLE SYSTEMS, INC.


                                           By: /s/ John R. Bacon
                                               -----------------------------
                                                   John Bacon, President

                                           Lender:

                                           PAUL S. DOPP


                                               /s/ Paul S. Dopp
                                           ----------------------------------

                                   SCHEDULE 1
                           SECURITY INTEREST AND LIENS

     Borrower granted a security interest to Caithness Corporation, a Delaware corporation, in all of the machinery, equipment and accounts receivable of the Borrower. Simultaneously with the closing of this Loan, Borrower will file a UCC-2 financing statement with the Secretary of State of California for the release of the security interest in the Collateral.

                                   SCHEDULE 2
                                  INDEBTEDNESS

     Loan and Security Agreement dated as of March 8, 1996 by and between Borrower and Caithness Corporation evidencing Borrower's obligation to Caithness Corporation which obligation is contingent on a draw by Aluminum Company of America ("ALCOA") on that certain letter of credit issued by the Bank of New York on account Borrower for the benefit of ALCOA.

     Loan and Security Agreement dated as of April 4, 1996 by and between Borrower and Lender evidencing Borrower's obligation to repay bridge financing in the amount of $600,000.00 to the Lender.

                                 PROMISSORY NOTE

$400,000.00                                              Long Beach, California
                                                                    July 1, 1996

     FOR VALUE RECEIVED, NATURAL GAS VEHICLE SYSTEMS, INC., a corporation duly organized and validly existing under the laws or the State of Delaware, having its principal office at 5580 Cherry Avenue, Long Beach, California 90805 (together with its successors and assigns, hereinafter referred to as the "Borrower") hereby promises to pay to PAUL S. DOPP, residing at 58 Lyons Place, Basking Ridge, New Jersey 07920 (together with his heirs and assigns, hereinafter refereed to as the "Lender"), or order, the principal sum of FOUR HUNDRED THOUSAND DOLLARS ($400,000.00), at the times and in the amounts set forth hereinafter, and in lawful money of the United States of America, together with accrued and unpaid interest thereon at an interest rate equal to twelve percent (12%) per annum.

     Capitalized terms in this Note shall have the meanings ascribed in that certain Loan and Security Agreement bearing even date herewith by and between the Borrower and the Lender (the "Loan and Security Agreement"). This Note is the "Note" referenced in, and is subject to and is entitled to the benefits, of, the Loan and Security Agreement.

     Interest on the unpaid principal amount of the Loan shall accrue on the outstanding principal amount of the Loan from the date hereof, at the rate prescribed hereinabove. All computations of interest shall be made on the basis of the actual number of days elapsed and a year consisting of 360 days.

     The principal amount of the Loan, together with accrued interest thereon at the rate set forth hereinabove, shall be prepaid in the following manner:

     A. Commencing on August 1, 1996, and continuing thereafter on the first
(1st) day of each succeeding calendar month (hereinafter the "Monthly Payment Date"), through and including December 1, 1996, the Borrower shall make payments of interest only, at the rate described hereinabove on the unpaid principal amount of the Loan.

     B. Thereafter on November 30, 1996 (hereinafter referred to as the "Balloon Payment Date") the Borrower shall make a final monthly payment consisting of the entire principal amount of the Loan together with accrued interest thereon calculated based on the rate of interest described above from the previous Monthly Payment Date through and including the Balloon Payment Date.

     Borrower shall not have the privilege nor right of prepayment of the outstanding principal balance hereof.

     Payment of all sums evidenced by this Note is secured by a first priority security interest and Lien upon the Collateral granted by the Borrower to the Lender under and pursuant to the Loan and Security Agreement. Reference is hereby made to the Loan and Security Agreement for a more complete description of the security for the repayment of the Obligations of the Borrower evidenced hereby.

     Upon the occurrence of an Event of Default specified in the Loan and Security Agreement, the outstanding principal balance hereof, together with interest thereon shall be immediately due and payable.

     No reference herein to the Loan and Security Agreement and no provision of this Note or any of the other Loan Documents shall alter or impair the Obligations of the Borrower, which are hereby acknowledged to be absolute and unconditional, to pay the principal and interest, on or in connection with this Note, at the place, in the mariner and in the currency herein provided.

     In the event any payment required hereunder shall not be received by the Lender within ten (10) days of demand therefore, or if not otherwise payable on demand, within ten (10) days of the due date set forth herein, the Borrower skill, to the extent permitted by law, pay the Lender a late charge of Five Percent (5%) of the overdue payment (but in no event less than $25.00 nor more than $2,500.00). Any such late charge payable hereunder shall be immediately due and payable.

     This Note shall be governed by and construed in accordance with the laws of the State of New Jersey.

     The Borrower, and any endorser, guarantor or otherwise, hereby waive presentment, demand, or protest or other requirements of any kind (including, without Limitation, valuation and appraisement, diligence, notice of intent to demand or accelerate and notice of acceleration) in connection with the payment and enforcement of this Note except as may be expressly set forth in the Loan and Security Agreement.

     TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

     ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT AND ANY ACTION FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW JERSEY OR OF THE UNITED STATES OF AMERICA FOR THE DISTRICT OF NEW JERSEY, AND, BY EXECUTION AND DELIVERY OF THIS NOTE, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF, THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH HEREIN, THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, NOTHING HEREIN SHALL EFFECT THE RIGHT OF THE LENDER OR ANY OTHER HOLDER OF THIS NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed on the day and year first above written.


ATTEST:                                     NATURAL GAS VEHICLE SYSTEMS, INC.


/s/ John N. Bacon                           By: /s/ Howard T. Phelan
---------------------------                    --------------------------------
                                               Howard T. Phelan, Chairman & CEO

                     THE WARRANTS EVIDENCED HEREBY HAVE NOT
                BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
              AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT.

                               WARRANT CERTIFICATE

                                100,000 Warrants

             issued in consideration of the Holder's payment to the Corporation of one mil (.001) per Warrant, to Subscribe
                for and Purchase Common Stock, $.0l Par Value, of

                        NATURAL GAS VEHICLE SYSTEMS, INC.

     THIS CERTIFIES that, for value received, Paul S. Dopp, an individual residing at 58 Lyons Place, Basking Ridge, New Jersey (the "Holder"), or his registered successors or assigns, is the owner of the number of Warrants set forth above, each of which entitles the owner thereof to purchase from NATURAL GAS VEHICLE SYSTEMS, INC., a Delaware corporation (hereinafter referred to as the "Corporation"), at any time during the period from July 2, 1996 (hereinafter referred to as the "Issuance Date") through 5:00 P.M., Eastern Standard Time, June 30, 2001, One fully paid and nonassessable share of common stock, $.01 par value, of the Corporation, as such stock is constituted on the Issuance Date, subject to adjustment from time to time pursuant to the provisions hereinafter set forth, at a price equal to $3.00 per share of common stock (hereinafter referred to as the "Exercise Price"), subject to the conditions hereinafter set forth. Notwithstanding any provision hereof to the Contrary, the 100,000 Warrants evidenced hereby shall at all times prior to and immediately after consummation of a reverse stock split of the outstanding shares of Common stock of the Corporation proposed by Commonwealth Associates entitle the holder hereof to purchase 100,000 shares of common stock of the Corporation at the Exercise Price.

     This Warrant Certificate is subject to the following provisions, terms and conditions:

     1. The Warrant evidenced hereby may be exercised by the registered bolder hereof, in whole or in part, by the surrender of this Warrant Certificate, duly endorsed (unless endorsement is waived by the Corporation), at the principal executive office of the Corporation, 5530 Cherry Avenue, Long Beach, California 90805 and upon payment to it by certified or official bank check or checks of the Exercise Price of the shares of Common Stock purchased. The Corporation agrees that the shares of Common Stock so purchased shall be deemed to be issued to the registered holder hereof on the date on which this Warrant Certificate shall have been surrendered and payment made for such shares as aforesaid. The certificates for such shares shall be delivered to the registered holder hereof within a reasonable time, not exceeding five business days, after warrants evidenced hereby shall have been exercised, and a new Warrant Certificate evidencing the number of the Warrants, if any, remaining unexercised shall also be Issued to the registered holder within such time unless such Warrants have expired. No fractional shares of capital stock of the Corporation, or scrip for any such fractional shares, shall be issued upon the exercise of any Warrants.

     2. The number and kind of shares of Common Stock of the Corporation subject to each Warrant evidenced hereby, and the Exercise Price, shall be subject to adjustment as follows:

            (a) Upon each adjustment of the Exercise Price as provided herein, the holder of the Warrant evidenced hereby shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest tenth of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

            (b) No fractional shares of Common Stock or scrip shall be issued upon exercise of the Warrants evidenced hereby. Instead of any fractional shares of Common Stock which would otherwise be issuable upon exercise of the Warrants evidenced hereby (or portion hereof), the Corporation shall pay a cash adjustment in respect of such fractional share of Common Stock in an amount equal to the same fraction of the then current fair value of a share of Common Stock, as determined in good faith by the Board of Directors of the Corporation.

            (c) In case the Corporation shall declare a dividend upon the .shares of Common Stock payable otherwise than out of earned surplus or otherwise than in shares of Common Stock or convertible securities of the Corporation, the Exercise Price in effect immediately prior to the declaration of such dividend shall be reduced by an amount equal, in the case of a dividend in cash, to the amount thereof payable per share of Common Stock or, in the case of any other dividend, to the fair value thereof per share of Common Stock as determined in good faith by the Board of Directors of the Corporation. For the purposes of the foregoing, a dividend other than in cash shall be considered payable out of earned surplus only to the extent that such earned surplus is charged an amount equal to the fair value of such dividend as determined in good faith by the Board of Directors of the Corporation. Such reductions shall take effect as of the date on which a record is taken for the purpose of such dividend, or, if a record is not taken, the date as of which the holders of shares of Common Stock of record entitled to such dividend are to be determined.

            (d) In case the Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination shall be proportionately increased; provided however that any such combination into a smaller number of shares effected pursuant to the matter referred to in the last sentence of the first paragraph of this Warrant shall not result in either an increase in the Exercise Price hereunder nor a reduction of the number of shares of common stock which may be acquired by the holder hereof in accordance with the terms hereof

            (e) For purposes of this Warrant Certificate, the term "Common Stock" shall mean shares of the common stock, $.01 par value, of the Corporation, and shall also include any shares of capital stock of any class of the Corporation hereinafter authorized which shall not be limited to a fixed Sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets Upon the voluntary liquidation, dissolution or winding-up of the Corporation; provided, however, that the shares of Common Stock receivable upon exercise of the warrants evidenced hereby shall include only shares of Common Stock as constituted on the Issuance Date including any stock into which it may be changed, reclassified or convened.

            (f) If and whenever after the Issuance Date the Corporation shall issue or sell any shares of its Common Stock for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issue or sale, or without consideration, (the "Lesser Consideration") then, forthwith upon each such Issue or sale, the Exercise Price shall be reduced to the price equal to the Lesser Consideration. No adjustment of the Exercise Price however shall he made in an amount less than $.001 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.001 per share or more. For purposes of this Paragraph (f) the following additional sub-paragraphs shall apply:

                  (i) Issuance of Rights or Options. In case at any time the
            Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any right to subscribe for or to purchase, or any options for the purchase of Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the aggregate amount of additional consideration payable to the Corporation upon the exercise of all such options, plus, in the case of such Options which relate to convertible securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such options) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in Sub-Paragraph
            (iii) of this Paragraph (f), no adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                  (ii) Issuance of Convertible Securities. In case the
            Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such Conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof; by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued far such price per shares of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (x) except as otherwise provided in subparagraph (iii) of this Paragraph (f), no adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (y) if any such issue or sale of such Convertible Securities is made upon exercises of any options to purchase any such Convertible securities for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this Sub-Paragraph (ii), no further adjustment of the Exercise Price shall be made by reason of such issue or sale

                  (iii) Change in Option Price or Exercise. Rate Upon the
            happening of any of the following events, namely, if the purchase price provided for in any Option referred to in Sub-Paragraph (f) of this Paragraph (t), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Sub-Paragraphs (i) or (ii) of this Paragraph (f), or the rate at which any Convertible Securities referred to in Sub-Paragraphs (i) or (ii) of this Paragraph (f) are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such event shall forthwith be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Exercise Price then in effect hereunder shall forthwith be increased to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible

            Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such Option referred to in Sub-Paragraph (i) of this Paragraph (f) or the rate at which any convertible Securities referred to in Sub-Paragraphs (i) or (ii) of this Paragraph (f) are convertible into or exchangeable for, Common Stock shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then, in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Securities, the Exercise Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained has such Option or Convertible Securities never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Exercise Price then in effect hereunder is thereby reduced.

                  (iv) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, Issuable in payment of such dividend or distribution shall be deemed to have been issued in a subdivision of outstanding shares as provided in Paragraph (d) immediately preceding.

                  (v) Consideration for Stock. In case any shares of Common
            Stock, options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall he issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation1 without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

                  (vi) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them
            (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then, such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be

                  (vii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this Paragraph (f).

     3. If any consolidation or merger of the Corporation with another corporation after the Issuance Date, or the sale of all or substantially all of its assets to another corporation shall be effected after the Issuance Date or in case of any capital reorganization or reclassification of the capital stock of the Corporation, then, as a condition of such consolidation, merger or sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the holder of this Warrant Certificate shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of each Warrant evidenced hereby, such shares of stock, securities or assets as may be issuable or payable with respect to or in exchange for a number of outstanding shares of Common Stock of the Corporation equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of one Warrant evidenced hereby had such consolidation, merger, sale, reorganization, or reclassification not taken place, and in any such case appropriate provision shall he made with respect to the rights and interest of the registered holder of this Warrant Certificate to the end that the provisions hereof (including without limitation provisions for adjustment of the Exercise Price) shall thereafter be applicable, as nearly as may be, in relation of any shares of stock, securities or assets thereafter deliverable upon the exercise of the Warrants evidenced hereby.

     4. Upon any adjustment of the Exercise Price or the number of shares of Common Stock subject to the Warrants evidenced hereby, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, to the holder hereof, which notice shall state the Exercise Price and/or the number of shares of Common Stock subject to the Warrants evidenced hereby resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     5. In case at any time:

          (i) the Corporation shall declare to the holders of its shares of Common Stock any cash dividend at a rate in excess of the rate of the last cash dividend theretofore paid;

          (ii) the Corporation shall declare any dividend upon its shares of Common Stock payable in stock or make any special dividend or other distribution (other than a cash dividend to the holders of its shares of Common Stock);

          (iii) the Corporation shall offer for subscription pro rata to the holders of its shares of Common Stock any additional shares of stock of any Glass or other rights;

          (iv) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all its assets to, another corporation; or

          (v) there shall be a voluntarily or involuntary dissolution, liquidation or winding-up of the Corporation;

then, in any one or more of said cases, the Corporation shall give written notice, by first class mail, postage prepaid, to the Holder hereof, of the date on which (A) the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or (B) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place. as the case may be. Such notice shall also specify the date as of which the holders of shares of Common Stock of record shall participate in such dividend, distribution or subscription rights or shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such written notice shall be given at least 30 days prior to the action in question and not less than 30 days prior to the record date or the date on which the Corporation's transfer books are closed in respect thereto.

     6. The Corporation shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of its issue upon the exercise of the Warrants evidenced hereby as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of the Warrants evidenced hereby. The Corporation shall not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock issued and issuable after such action upon exercise of the Warrants evidenced hereby would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation of the Corporation.

     7. The issuance of certificates of shares for Common Stock upon the exercise of the Warrants evidenced hereby shall be made without charge to the holders of such Warrants for any issuance tax in respect thereto; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Warrants evidenced hereby.

     8. The Corporation will at no time close its transfer books against the transfer of any shares issued or issuable upon the exercise of the Warrants evidenced hereby in any manner which interferes with the timely exercise of such Warrants conversion.

     9. The person in whose name this Warrant Certificate is registered shall be deemed the owner hereof and of the Warrant evidenced hereby for all purposes. The registered holder of this Warrant Certificate shall not be entitled to any rights whatsoever as a stockholder of the Corporation except as herein provided.

     10. Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Corporation, upon reimbursement to it of all reasonable expenses incidental thereto, will make and deliver a new warrant Certificate, of like tenor, in lieu of this Warrant Certificate.

     11. This Warrant Certificate and the Warrants evidenced hereby may not be transferred unless such transfer would not result in a violation of the provisions of the Securities Act of 1933 (hereinafter referred to as the "Act"). Any transfer of this Warrant Certificate and the Warrants evidenced hereby, in whole or in part, shall be effected upon surrender of this Warrant Certificate, duly endorsed (unless endorsement is waived by the Corporation), at the principal office or agency of the Corporation referred to in paragraph 1.

     12. All notices, requests or instructions hereunder shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid as follows:

         (1)  if to the Corporation:
              Natural Gas Vehicle Systems, Inc.
              5580 Cherry Avenue
              Long Beach, California 90805
              Attention: John Bacon, President

         (2)  if to the holder of the Warrants evidenced hereby:
              Paul S. Dopp
              58 Lyons Place
              Basking Ridge, New Jersey

Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt.

     13. The Corporation shall issue prior, detailed written notice to Holder in the manner described in Section 14 with regard to the proposed authorization of any form of security by the Corporation, including without limitation, any form of common stock or preferred stock, any increase in the authorized amount of any existing class of stock, or any debt instrument which contains any form of privilege or right to convert the indebtedness evidenced thereby.

     14. This Warrant Certificate is the only certificate issued to Holder pursuant to that certain Letter of Intent dated July 1 1996 between the Corporation and the Holder.

     IN WITNESS WHEREOF, Natural Gas Vehicle Systems, Inc. has caused this Warrant Certificate to be signed by its duly authorized officers and this Warrant Certificate to be dated July 1, 1996.

                                         NATURAL GAS VEHICLE SYSTEMS, INC.


                                         By: /s/ John Bacon
                                            ------------------------------
                                                 John Bacon, President

                                FORM OF EXERCISE

                (to be executed by the registered holder hereof)


     The undersigned hereby exercises _____ Warrants to subscribe for and purchase shares of common stock, $.0l par value ("Common Stock"), of Natural
Gas Vehicle Systems, Inc. evidenced by the within Warrant Certificate and herewith makes payment of the purchase price in full. Kindly issue certificates for shares of Common Stock in accordance with the instructions given below. The certificate for the unexercised balance of the Warrants evidenced by the within Warrants Certificate, if any, will be registered in the name of the undersigned.


Dated:


                                               _________________________________


Instructions for registration of stock


_________________________________
Name (please print)


Social Security or Other Identifying Number:


_________________________________
Address:


_________________________________
Street


_________________________________
City) State and Zip Code